UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  June 2, 1998
                                 Date of Report


                                Empire Gold Inc.
                 ----------------------------------------------
                 (Name of small business issuer in its charter)

       Indiana                     1-4799                   35-0540454
 ---------------------------   --------------           -------------------
(State or other jurisdiction   (Commission              (IRS Employer
 of incorporation)              file number)             Identification No.)

          300-90 Adelaide Street West, Toronto, Ontario, Canada M5H 3V9
          -------------------------------------------------------------
              (Address and Zip Code of principal executive offices)


                                  416-363-8300
                         ------------------------------
                         (Registrant's telephone number)

Empire Gold Inc.
Form 8-K, June 2, 1998                                                    page 2

ITEM 304 - CHANGE IN PRINCIPAL AUDITORS PURSUANT TO REGULATION S-K

James Smith & Company, P.C. were previously the principal accountants for Empire Gold Inc. (formerly National Enterprises Inc.). On September 2, 1997 the firm's appointment as principal accountants was terminated by the shareholders and approved by its Board of Directors and KPMG were engaged as principal accountants.

In connection with the audits of the two fiscal years ended December 31, 1996 and December 31, 1995, there were no disagreements with James Smith & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

The audit reports of James Smith & Company, P.C. on the financial statements of National Enterprises Inc. for the years ended December 31, 1996 and 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.



                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act, 1994, the registrant had duly caused the report to be signed on its behalf by the undersigned hereunto duly authorised.

DATED this 2nd day of June, 1998

EMPIRE GOLD INC.




per:/s/ C.W. Leigh Cassidy
    -----------------------------
    C. W. Leigh Cassidy, C.A.
    Vice President, Chief Financial Officer and Secretary